                                                   EXHIBIT 31.2

                                   CERTIFICATION OF SENIOR VICE PRESIDENT AND CFO
                             PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT AND RULE
                         13a-14(a) OR 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934

I, Robert Fowler, certify that:

1.   I have reviewed this Quarterly Report on Form 10-QSB of Church Loans & Investments Trust;

2.   Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the  financial  statements,  and other  financial  information  included in this report, fairly  present in all material  respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other certifying  officer and I are responsible for  establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a. Designed such  disclosure  controls and procedures,  or caused such disclosure  controls and procedures to be designed under our supervision,  to ensure that material information  relating to the registrant,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     b.  Evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c.  Disclosed in this report any change in the  registrant's  internal  control over  financial  reporting  that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially  affected,  or is reasonably likely to materially  affect, the registrant's internal control over financial reporting; and

5.   The  registrant's  other  certifying  officer  and I have  disclosed,  based on our most  recent  evaluation  of internal  control  over  financial  reporting,  to the  registrant's  auditors  and the audit  committee  of the registrant's board of directors (or persons performing the equivalent function):

     a.  All significant  deficiencies and material  weaknesses in the design or operation of internal  controls over financial  reporting which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     b.  Any fraud,  whether or not  material,  that involves  management  or other  employees who have a significant role in the registrant's internal control over financial reporting.

DATE:          11/15/2004                                     /s/ Robert Fowler
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                                                              Robert Fowler, Senior Vice President & CFO

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